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                                                                  EXHIBIT 10.24

THIS LEASE made the                        day of                       2001

BETWEEN

CANADA LIFE ASSURANCE (IRELAND) LIMITED having its registered office at Canada Life House, Temple Road, Blackrock in the County of Dublin (hereinafter called the "Lessor" which expression shall include its successors and assigns) of the One Part

AND

BEI ELECTRONICS IRELAND LIMITED having its registered office at 1 Stokes Place, St. Stephen's Green, Dublin 2 (hereinafter called "the Lessee" which expression shall un1ess otherwise stated include its successors and permitted assigns) of the Other Part.

A.        DEFINITIONS

          In this Lease and the Schedules hereto (save where the context otherwise requires or implies) the following words and expressions shall have the following meanings:-

          "THE SUPERIOR LESSOR." means Industrial Development Agency (Ireland), having its principal office at Wilton Park House, Wilton Place in the City of Dublin and shall include its successors and assigns;

          "THE SUPERIOR LEASE" means Indenture of Lease dated the ___ November 2000 and made between the Superior Lessor of the one part and the Lessor of the other part.

          "THE INDUSTRIAL ESTATE " means the lands and premises of Industrial Development Agency (Ireland) situate at Snugborough, Blanchardstown in the County of Dublin and known as Blanchardstown Business Park, Blanchardstown, Dublin 15.

B.        INTERPRETATION

          1. The several Schedules hereto shall be deemed to be incorporated in and to form part of these presents and the provisions thereof shall apply and operate a though the same were set forth ad longum herein.

          2. Any reference in this Indenture to any Act shall be deemed to include any amendment, modification or re-enactment thereof for the time being in force

          3. Any covenants in this Indenture by the Lessor or the Lessee not to do any act or thing shall extend to his not suffering or permitting the doing of that act or thing.

          4. Any reference in this Indenture to the doing or permitting of any act or thing by the Lessor or the Lessee shall be deemed to include the doing or permitting of that act or thing by the agents, workmen, servants or other employees or duly authorized agents of the lessee.

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          5.       The masculine gender includes the feminine and the neuter
                   genders and words in the singular shall include the plural.

          6. The Clause headings shall not in any way affect the interpretation of this Lease.

          7. Any reference in this lease to "IR(pound)" pounds or money shall mean Irish Pounds or any other currency or unit of currency that may replace the Irish Pound.

WITNESSETH as follows:-

1.     DEMISE

       In consideration of the rents (including any increases thereof as may arise as hereinafter provided), covenants and conditions hereinafter reserved and contained and on the part of the Lessee to be paid, observed and performed the Lessor HEREBY DEMISES unto the Lessee ALL THAT AND THOSE the premises more particularly described in the Schedule hereto TOGETHER WITH: -

       1.1 the factory and other buildings erected thereon and the Lessor's fixtures, fittings and equipment therein or thereon hereto (all of which said land, buildings, fixtures, fittings and equipment are hereinafter collectively called "the demised premises") and;

       1.2 full and free right in common with the Lessor and all other persons who no have or shall hereafter have the like right at all reasonable times to go pass and repass over the roads and entranceways constructed or to be constructed within a period of twenty-one years from the date hereof on the adjoining premises coloured yellow hatched yellow and crosshatched yellow on the Plan annexed hereto for the purpose of access to and egress from the demised premises;

       EXCEPTING AND RESERVING unto the Lessor:-

              (a) the free and uninterrupted passage and running of water, soil and effluent drainage, gas, water, oil and electricity, steam, telephone or any other service or supply to and from the other buildings and lands the property of the Lessor and its tenants adjoining or near to the. demised premises through the sewers, drains, watercourses, conduits, pipes, wire and cables which now are or may hereafter within the period of this Lease during the term hereby granted be in or over, under or upon the demised premises;

              (b) at any time hereafter and from time to time full right and liberty to execute works, services and erections and buildings upon or to alter or rebuild any of the erections, services and buildings erected on its

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                     adjoining and neighbouring lands and to use the same as it may think fit provided that the Tenant's use and occupation of the demised premises is not materially affected;

              (c) the full and free right and liberty to the Lessor, its servants and agents to enter after at least three working days notice (except in the case emergency) upon the demised premises at all reasonable times for the purpose of connecting, laying, inspecting, repairing, cleaning, maintaining, altering, replacing or renewing any sewer, drain, main, pipe, wire, cable, watercourse, channel, conduit or subway including the provision of a Water meter and to erect, construct or lay in, over, under or across the demised premises not built upon any sewers, drains, main, pipes, wires, cables, poles, structures, fixtures or other works for the drainage of or for the supply of water, gas, electricity, oil, telephone, telex, heating, steam, radio and television signals and other services to other premises of the Lessor causing as little inconvenience as possible to the Lessee and the Lessor making good any damage as soon as practicably possible to the demised premises hereby occasioned including a Wayleave in favour of Bord Gais Eireann over that part of the demised premises shown coloured green on the map annexed hereto;

              (d) all rights, easements and privileges now belonging to or enjoyed by any adjoining property;

              All mines, minerals, quarries and royalties whatsoever in or under the demised premises during the term of the demise are excepted and reserved out of the demise.

              TO HOLD the same unto the Lessor for the term of twenty years from the 1st day of December 2000 subject to the covenants, terms and conditions hereinafter contained YIELDING AND PAYING therefor and thereout during each of the first five years of the said term the yearly rent of IR(pound)398,125 (Three hundred and ninety eight thousand one hundred and twenty five pounds) and thereafter during each of the successive periods of five years of which the first shall begin, on the 1st day of December 2005 a rent equal to (a) the rent payable hereunder during the preceding period or (b) such revised rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in Clause 3 hereof (whichever shall be the greater) such rent to be paid by way of standing order without any deduction in advance on the 1st day of September, 1st day of December, 1st day of March and 1st day of June in every year the first payment to be made on the execution hereof and to be in respect of the period from the 1st day of December 2000 to the 28th day of February 2001 AND ALSO YIELDING AND PAYING on demand to the Lessor yearly and so in proportion for every part of a year by way of further or additional rent the sum or sums payable by the Lessee to the Lessor pursuant to the Lessee's covenant 2.2.2 hereof AND ALSO YIELDING AND PAYING on demand to

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              The lessor yearly and so in proportion for every part of a year by way of further or additional rent the sum or sums payable by the Lessee to the Lessor pursuant to the Lessee's covenant 2.11 hereof.

2.      LESSEE'S COVENANTS

PAY RENT

       2.1 to pay the said yearly rents at the times and in the manner aforesaid clear of al deductions and by way of standing banker's order if required.

PAY OUTGOINGS

       2.2    (a)     to bear, pay and discharge all rates, taxes, assessments,
                      duties, charges outgoings and impositions whatsoever which now are or during the salt term shall be charged, assessed or imposed upon the demised premises or any part thereof or upon the owner or occupier in respect thereof;

               (b) to pay to the Lessor annually a sum or sums of money equal to the amount which the Lessor may expend or require to expend in effecting or procuring and maintaining or procuring the maintenance of insurance of the demised premises against the insured risks as defined in Claus 4 hereof to their full reinstatement cost and three years loss of rent sue sum or sums to be paid without any deduction in every year upon the Lessor's demand the first payment (or a proportionate part thereof) t be made on the execution hereof.

              (c) To pay to the Lessor on demand a sum equal to one half of the cost incurred during the term hereby granted by the owners and occupiers or that part of the lands shown crosshatched yellow on the Plan annexed hereto in repairing, maintaining and renewing the said lands PROVIDED ALWAYS that any dispute between the parties hereto in relation to the Lessee's contribution hereunder shall on the application of either party be determined by a Chartered Surveyor who shall by appointed and shall act in accordance with the manner specified in Clause 3 hereof.

PAY INTEREST

2.3           (a)     If the Lessee shall fail to pay the rent hereinbefore
                      reserved or any other sum reserved or made payable hereunder within 14 days of the day and in the manner herein prescribed for the payment of same every such unpaid rent or sum shall bear interest at the rate of 3% per annum above the rate from time to time charged by the Associated Banks in the Republic of Ireland at the A.A.A.
                      rate on overdrafts from the date on

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                      which the rent or other sum became due until the actual
                      date of payment or if there shall be no such rate the aforesaid rent or sum shall bear interest at the rate of 12% per annum,

              (b) The Lessee shall pay to the Lessor on demand all legal and other costs charges and expenses from time to time incurred by the Lessor in connection With the Lessee's obligations under this Lease or the enforcement of or discharge by the Lessee of its obligations hereunder.

COMPLY ENACTMENTS

2.4 At all times during the said term to observe and comply in all respects with the provisions and requirements of any and every enactment for the time being force or any orders or regulations thereunder for the time being in force and do and execute or cause to be done and executed all such works as under or virtue of any such enactment or any orders or regulations thereunder for the time being in force are or shall be properly directed or necessary to be done or executed upon or in respect of the demised premises or any part thereof whether by the owner, landlord, lessee, tenant or occupier and at all times to keep the Lessor indemnified against all claims, demands and liability in respect thereof, and without derogating from the generality of the foregoing to comply with the requirements of any local or other statutory authority and the order or orders. of any Court jurisdiction and immediately after the receipt of any notice requiring works to be carried out by the local or Statutory Authority or by order of any Court of competent jurisdiction, the Lessee shall send a copy thereof to the Lessor;

COMPLY WITH FIRE REGULATIONS

2.5 At all times during the said term to comply with all the recommendations or requirements of the appropriate authority in relation to fire precautions whether notified or directed to the Lessor or the Lessee and to indemnify the Lessor against any reasonable costs or expenses in complying with any such requirement or recommendation and not to obstruct the access to or means of working any fire precaution or safety apparatus or appliance for the time being installed in the demised premises;

PAINT EXTERIOR

2.6 to prime and prepare for painting and to paint with at least two coats of good oil paint or such other paint as may be first approved both as to quality and color by the Lessor in a proper and workmanlike manner in every third year and in the last year of the said term (whether determined by effluxion of time or otherwise) all the gates, fences and outside wood, stucco and ironwork and other outside parts of the demised premises heretofore usually painted and any additions thereto proper to be painted and so often as may be necessary but not

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              less often than every third year and in the last year of the said term as aforesaid in a workmanlike manner to creosote, distemper, colour, whitewash & otherwise treat all other outside parts of the demised premises as have usually heretofore been so treated all such work as aforesaid to be done to the approval, of the Lessor;

PAINT INTERIOR

2.7 to prime and prepare for painting and to paint with two coats at least of good quality paint to be first approved by the Lessor in a workmanlike manner every fourth year and in the last year of the said term (whether determined by effluxion of time or otherwise) all inside wood and iron work and other inside parts of the demised premises heretofore usually painted and any additions thereto proper to be so painted and so often as may be necessary but not less often than every fourth year and in the last year of the said term as aforesaid in! a workmanlike manner to distemper, colour, whitewash or otherwise treat such' other inside parts of the demised premises as have usually heretofore been so treated and on the occasion of each repainting to grain, varnish, restore and make good all such work as aforesaid to be done to the approval of the Lessor;

TO MAINTAIN OPEN AREAS

2.8 to keep such part of the land forming part of the demised premises as is from time to time undeveloped and the grass, gardens and any tress, shrubs AND hedges in proper and neat order and condition and any ditches, streams, culverts and watercourses properly cleared and cleaned and the banks thereof in proper repair and condition and in particular not to deposit or permit to bb deposited any rubbish or refuse nor without the consent in writing of the Lessor (and then only on such parts of the lands and subject to such conditions as the Lessor may stipulate or impose) to store, stack or lay out any material used for. the purpose of manufacture or otherwise on any part of the said land;

TO REPAIR

2.9 at all times during the said term TO put into good and substantial repair and working order and condition and to repair and keep (and in the case of fixtures, heating installations, fittings and equipment to replace or renew as may from time to time be necessary) the exterior and interior of the demised premises and all additions thereto constructed or placed thereon and the Lessor's fixtures,. fittings and equipment therein and pipes, drains, wires, cables, meters, channels, sewers, sanitary and water apparatus, glass, pavings, walls, fences and railings vaults and appurtenances in good and substantial repair and working order and condition and maintained, paved, cleansed and amended in every respect (damage by any of the insured risks excepted PROVIDED THAT the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part by reason of any act,

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              neglect or default of the Lessee or the servants, agents,
              licensees, or invitees of the Lessee);


TO COMPLY WITH FACTORIES ACT

2.10 Without prejudice to the generality of Clause 2.4 hereof, in all respects to comply with all the provisions of the Factories Act, Local Government (Planning and Development) Acts, the Building Control Act and the Public Health Acts and of all regulations thereunder and with any other obligations imposed by law in regard to the demised premises and carrying on of the trade. or business for the time being carried on upon the demised premises and to indemnify the Lessor against all liability in respect of any contraventions by the Lessee of any such requirements;

TO PAY SERVICE CHARGE

2.11 To pay to the Lessor annually a sum or sums of money equal to the amount which the Lessor shall pay to the Superior Lessor pursuant to Clause 1(4) of the Superior Lease in relation to the costs and expenses incurred by the Superior Lessor of all necessary maintenance, repair and upkeep (including operating security and insurance costs where applicable) of the common areas, common drainage and water services and public lighting in the Industrial Estate upon which the demised premises are situated.

TO PERMIT INSPECTION

2.12 to permit the Lessor or its duly authorised agents and all proper parties at all reasonable times to enter the demised premises and examine the state of repair and condition thereof (and in particular for all necessary purposes of providing, inspecting, maintaining and repairing the drains, sewers and water mama, electricity, gas, telephone and similar services) and to check and take inventories of the Lessors fixtures, fittings and equipment therein and to repair and make good all defects, decays and wants of repair thereto of which notice in writing shall be given by the Lessor to the Lessee and for which the Lessee may be liable hereunder within three calender months after the giving of such notice PROVIDED that in case of default by the Lessee the Lessor may make good such defects, decays and wants of repair and the cost of same shall be repayable by the Lessee to the Lessor on demand;

TO PERMIT ENTRY

2.13 to permit the Lessor and all persons authorised by it and its respective surveyors, agents and workmen upon prior reasonable notice at all reasonable and convenient times in the daytime or at any time in the case of emergency to enter on the demised premises or any part thereof for the purpose of repairing

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              building on any adjoining premises as occasion shall require and for the purpose of making, repairing, maintaining, cleansing, lighting and keeping in order and good condition all ways, roads, sewers, drains, pipes, gutters, watercourses, ditches, culverts, fences, hedges or other conveniences which, shall belong to or be used for the demised premises in common with other premises and also for the purpose of laying down, maintaining, repairing and testing drainage, gas and water pipes and electric wires or cables or for other similar purposes the Lessor or such persons aforesaid making good any damage, occasioned thereby to the demised premises;

NOT TO MAKE ALTERATIONS

2.14          (a)     not to make any alterations or additions to the demised
                      premises or erect any new buildings thereon without the prior written consent of the Lessor and the approval of the Lessor to the plans and specifications such consent and approval not to be unreasonably withheld or delayed thereof and if such consent and approval is given to make such alterations or additions in conformity with such plans and specifications and to the approval of the Lessor and upon such terms as the Lessor (acting reasonably) may consider appropriate;

              (b) if the premises are altered (whether pursuant to a consent given under Clause 2.14(a) hereof or otherwise) the Lessee will, if so required by the Lessor, on the termination of this Lease forthwith restore the, demised premises at the Lessee's own expense to their original condition at the date of this Lease and will make good all damage and want repair and decoration caused by the original alteration or restoration work;

PERMITTED USER

2.15 not to use the demised premises other than for the purpose of manufacturing light industrial or research and development and ancillary purposes or as centre for internationally traded services and not to use the demised premises or suffer or permit the same to be used for any other purpose whatsoever except with the previous written consent of the Lessor;

NOT TO CAUSE A NUISANCE

2.16 not to do or permit to be done upon or in connection with the demised premises or any part thereof any act, matter or thing whatsoever which may be or grow to be a nuisance or cause damage to any neighbouring, adjoining or adjacent property or the owners or occupiers thereof and to pay to the Lessor all reasonable and proper costs, charges and expenses which may be incurred by the Lessor in abating a nuisance in respect of the demised premises and to execute all such works as may be necessary for abating such a nuisance in

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              obedience of a notice lawfully served by a local or public authority or pursuant to any Court Order;


NOT TO EXHIBIT SIGNS

2.17 not to exhibit on any part of the undeveloped or unbuilt upon lands comprised in demised premises or on the outer walls or roofs of any building or structure thereon any signboard, placard, lettering or lighting of any kind except such as may previously have been approved by the Lessor in writing and in default or on the Lessor taking objection the Lessor may enter and remove the same at the lessee's cost PROVIDED however that the Lessee shall be entitled to erect a sign displaying the name of the Lessee in such position and of such for4 colour and design as may be first approved by the Lessor such approval not to be unreasonably withheld;

CONSUME SMOKE

2.18 to ensure that every furnace employed in the working of engines by steam other motive power and every other furnace employed in any building or erection on the demised premises is constructed so as substantially to consume or burn the smoke arising therefrom and not to use or suffer to be used negligently any such furnace so that the smoke arising therefrom is not substantially consumed or burnt and not to cause or permit any grit or noxious or offensive effluvia to be emitted from any engine, statutory furnace, chimney or other apparatus on the demised premises without using the best practicable means for preventing or counteracting such emission and in all provisions of all relevant statutes and aspects to comply with the regulations and with the requirements of any notice of the local or other competent authority served thereunder;

NOT TO DAMAGE DRAINS

2.19 to take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or are used for the demised premises in common with other premises will not be corrosive or in any way harmful to the said is drains or sewers or cause any obstruction or deposit therein;

NOT TO POLLUTE WATERCOUIRSES

2.20 not to discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy, sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit

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              or allow or suffer to be done or omitted any act or thing whereby any land or the waters of any stream or river may be polluted or the composition thereof so, changed as to render the Lessor liable to any action or proceedings by any person whomsoever;

NOT TO OVERLOAD

2.21 not to do or permit or bring in or upon the demised premises anything the use of which would cause damage by vibration or otherwise to the demised premises or any adjoining premises or which might throw on the demised premises or any adjoining premises any weight or strain in excess of that which such premises are capable of bearing with due margin for safety and particular not to overload the floors, the joists or the electrical installations or the other services of, in or to the demised premises nor to suspend anfr1 excessive weight from the ceilings or walls, stanchions, joists or the structures thereof. The Lessee shall seek professional advice at the Lessee's own expense to ensure that there shall not be any infringement of this covenant;

NOT TO ASSIGN

2.22          (a)     not to assign, underlet, create any charge or mortgage
                      (whether legal or equitable charge or mortgage) over the entirety of the demised premises or grant any Licence in respect of the demised premises nor part with or share the possession thereof without the consent of the Lessor such consent not to be unreasonably withheld PROVIDED ALWAYS that the Lessor shall be deemed to be acting reasonably should it refuse to consent to the assignment or under lease of the demised premises to any assignee or under-lessee which shall not have given the Lessor satisfactory proof that it can meet the obligations to pay the rent reserved by this Lease or any reviewed rent, or reserved by the Under Lease as the case may be and in the case of an assignment of the Lessee's interest hereunder shall not be able to procure execution by a surety of a guarantee in the form of the Guarantee annexed hereto by a surety which shall have given the Lessor satisfactory proof of its ability to meet the obligations contained in the said Guarantee;

              (b) not to assign, sublet, part with or share possession of or otherwise alienate part only of the demised premises;

NOTICE OF ASSIGNMENT

2.23 Within fourteen days of every assignment, assent, transfer, under-lease, assignment of under-lease or mortgage of or relating to the demised premises to give notice thereof in writing with particulars thereof to the Lessor's Solicitor and produce to him such instrument or other evidence of devolution and to pay the Lessor's Solicitors any reasonable and proper costs incurred by the Lessor relating thereto;

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NOT INVALIDATE INSURANCE

2.24 not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the demised premises or any adjoining or neighbouring premises against damage by fire or other perils may become void or voidable or whereby the rates of premium thereon may be increased and to repay to the Lessor all sums paid or payable by way of increased premiums and all expenses incurred by it in or about the renewal of such policy or policies rendered necessary by a breach of this covenant and all such payments shall be made immediately on demand;

NOT TO STORE DANGEROUS SUBSTANCES

2.25 without prejudice to any other clause herein, not to keep or allow to be kept on the demised premises any substance or material of a combustible or offensive nature the keeping whereof may require a licence of any Local or Public Authority unless the Lessee obtains such a licence and complies with the terms and conditions thereof. The Lessee shall inform the Lessor in writing of any application for and of the issuing of such a licence;

PAY CONVEYANCING ACT CHARGES

2.26 to pay all reasonable and proper costs and charges and expenses (including solicitor's costs and surveyor's fees) incurred by the lessor for the purpose or incidental to the preparation and service of any notice under Section 14 of the Conveyancing Act 1881 (or any statutory modification or reenactment thereof) requiring the lessee to remedy a breach of any of the covenants hereinbefore contained notwithstanding forfeiture for such breach may. be avoided otherwise than by relief granted by the court;

PAY VAT

2.27 to pay any Value Added Tax lawfully imposed upon and added to any fee, charge, cost or expense for which the Lessor may be liable under this Lease and to pay the stamp duty and registration fees on this Lease and counterpart and Value Added Tax payable by reason of the granting of this Lease;

YIELD UP

2.28 at the expiration or sooner determination of the said term quietly to yield up the demised premises together with all the Lessor's fixtures and all other Lessor's fittings and equipment that now are or which during the said term shall be affixed or fastened thereto (except Lessee's or trade fixtures) in such good and

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              substantial repair and condition as shall be in accordance with the covenants on the part of the Lessee herein contained and in case any of the said fixtures and fitting or equipment shall be missing, broken, damaged or destroyed forthwith to replace them with others of a similar kind and of equal value, fair wear and tear excepted, and to make good any damage caused to the demised premises by the removal of the Lessee's fixtures, fittings and furniture and effects (damage by any of the insured risks excepted if and so long only as the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part by reason of any act, neglect or default of the Lessee or the servants, agents, licensees or invitees of the Lessee);

UNAUTHORISED USER

2.29 not at any time to use the demised premises or any part thereof or allow same to be used for any entertainment or for any dangerous, noisy or noxious or offensive trade, business, manufacture or occupation whatsoever or for residence or for any illegal or immoral purpose nor permit any sale or auction to be held on the demised premises;

OBSERVE COVENANTS IN SUPERIOR LEASE

2.30 to comply in so far as the same are applicable with the covenants of any condition (other than the covenant for payment of rent) contained in Superior Lease under which the demised premises are held by the Lessor,


INDEMNIFY LESSOR

2.31          (a)    to fully and effectually indemnity the Lessor against the
                     breach, non-performance or non-observance by the Lessee of any of the covenant and conditions on the Lessee's part herein contained against any action costs, claims, expenses and demands whatsoever or howsoever arising in respect of or as a consequence (whether direct or indirect) of any such breach, non-performance or non-observance as aforesaid.

              (b) to effect and keep in force during the continuance of this Lease such Public Liability and Employees Liability or other policies of insurance (to the extent that such insurance cover is available) as may be necessary to cover the Lessee against any claim arising on foot of Public Liability or Employers Liability and to extend such insurance cover so that the Lessor is indemnified by the insurers in the same manner as the Lessee and whenever required to do so by the Lessor to produce to the Lessor said policy or policies together with satisfactory evidence that the same is/are valid and subsisting and that all premiums due thereon have been paid.

3.     RENT REVIEW

       3.1 In this Clause the following expressions shall have the following meanings respectively: -


              (a) "Review Date" shall mean the last day of the fifth year and the last day of each subsequent fifth year of the term hereby granted;

              (b) "Current Market Rent' shall mean the gross full market rent without any deduction whatsoever at which the demised premises might reasonably be expected to be let at the nearest Review Date on the open market without fine or premium as between a willing Lessor and a willing Lessee and with vacant possession for the term unexpired of this Lease and on the same terms and conditions in all other respects as this present Lease (other than the amount of rent hereby reserved but including the provision for five yearly rent reviews) and upon the supposition (if not a fact) that the demised premises includes adequate heating to the office portion thereof and that the covenants on the part of the Lessee herein have been fully performed and observed there being disregarded:-

                     (i) any effect on rent of the fact that the Lessee has been in occupation of the demised premises and any goodwill attached to the demised premises by reason of the carrying on therein 4f the business of the Lessee;

                     (ii) any effect on rent of any improvement (within the meaning Of the Landlord and Tenant Acts, 1931 to 1994 or any Acts amending or extending or re-enacting the same) of the demised premises or any part thereof or any works thereto carried out by the Lessee with the licence of the Lessor at the Lessee's own expense (otherwise than in pursuance of any obligation to the Lessor whether pursuant to the provisions of this Lease or otherwise) and carried out prior to or during the currency of this Lease;

                     (iii) any diminution of the rental value of the demised premises, caused by works carried out thereon by the Lessee, its sub tenants or predecessors in title during the term of this Lease;

              3.2 The rent for the time being payable by the Lessee hereunder shall be subject to increase in accordance with the following provisions of this Clause;

              3.3 The Lessor, its servants or agents shall be entitled by notice in writing given to the Lessee, its servants or agents not earlier than twelve months before and not more than twenty four months after a Review Date to call for review of the rent payable by the Lessee to the Lessor at the Review Date specified in the notice and if upon any such review it shall be ascertained or determined that the Current Market Rent of the demised premises at the Review Date is greater than the rent payable hereunder immediately prior to such Review Date then, as from that Review Date, the yearly rent payable hereunder shall be increased the Current Market Rent so ascertained PROVIDED FURTHER that in n~ circumstances shall the rent payable hereunder following such review be less than the rent payable by the Lessee immediately prior to the Review Date;

              3.4 Every such review as aforesaid shall, in the first instance, be made by Lessor and the Lessee or their respective Surveyors in collaboration but if agreement as to the amount of the Current Market Rent at the Review Daze shall have been reached between the parties hereto or their Surveyors within three months or such extended period as may be agreed by the Lessor and the Lessee after the date of the Lessor's notice calling such review then the question of the amount of the Current Market Rent of the demised premises at the Review Date shall be referred to the decision of a single Chartered Surveyor at least ten years standing experienced in the letting of manufacturing or light industrial facilities who shall act as Arbitrator such Chartered Surveyor to be nominated by the Lessor by notice in writing to the Lessee and if the Lessee shall reject such nomination or fail or neglect to agree within one month of the1 Lessor's notice such Chartered Surveyor shall be appointed on the application of either party by the President or acting President for the time being of the Society of Chartered Surveyors which term shall include any other body established from time to time in succession or substitution or carrying on the function currently carried out by the same.

              3.5 Any arbitration as aforesaid shall be a submission to arbitration within the, Arbitration Acts 1954 to 1998 or any statutory modification or re-enactment thereof for the time being in force and to the jurisdiction of the Courts of the State for the enforcement of any award of said Arbitrator;

              3.6 If the Chartered Surveyor shall fail to determine the new rent within three months of his appointment or nomination or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder a new Chartered Surveyor shall be appointed or nominated in his place in accordance with sub-clause 3.4 above;

              3.7 If upon any such review the amount of any increased rent shall not be ascertained or determined prior to the Review Date the Lessee shall continue to pay rent at the yearly rate payable immediately prior to the Review Date until the quarter day next following the ascertainment or determination of any increased rent whereupon subject to the first proviso to Clause 3.3 hereof theft, shall be due as a debt payable by the Lessee to the Lessor on demand a sum equal to the amount by which the rent for the period since the Review Date calculated at the increased rate exceeds the rent for that period calculated at the previous rate and in addition the Lessee shall pay interest on the said sum from the Review Date until the date of actual payment at the AAA rate of interest charged on overdrafts by the Associated Banks in the Republic of Ireland at the Review Date or if there shall be no such rate then at the rate of 12% per annum;

              3.8 If upon such review as aforesaid it shall be agreed or determined that the rend previously payable hereunder shall be increased the Lessor and the Lessee shall (if required by the Lessor) forthwith complete and sign a written Memorandum or if the Lessor shall so elect execute a Deed of Record recording the increased rent thenceforth payable and the Lessee shall pay the stamp duty (if any payable on such Memorandum or Deed of Record;

              3.9 In the event of the Lessor being prevented or prohibited in whole or in par from exercising its rights under this Clause and/or obtaining an increase in the rent on any of the Review Dates by reason of any legislation, Government Order or Decree or Notice (increase in this context meaning such increase as would be obtainable disregarding the provisions of any such legislation and otherwise as aforesaid) then the date at which the review would otherwise haw taken effect shall be deemed to be extended to permit and/require such review to take place on the first date thereafter upon which such right or increase may be exercised and/or obtained in whole or in part and when in part on so man occasions as shall be necessary to obtain the whole increase (meaning the whole of the increase which the Lessor would have obtained if not prevented or prohibited as aforesaid) and if there shall be a partial prevention only there shall be a further review on the first date or dates as aforesaid notwithstanding th'1 rent may have been increased in part on or since the date of review but in no instance shall the increase in rent be dated back to exceed the statutory control on increases of rent laid down by law.

                                SCHEDULE OF AREAS

              3.10 For the purposes of rent review it is hereby agreed that the floor area of the demised premises is 61,250 square feet.

4.            LESSORS COVENANTS

              The Lessor hereby covenants with the Lessee in manner following that is to say:

              TO INSURE

              4.1 Subject to insurance cover being available against the Insured Risks and subject to the reimbursement by the Lessee of the sum or sums pursuant to Clause 2.2(b) hereinbefore specified the Lessor will insure or procure the insurance of the demised premises and all Lessor's fixtures, fittings and equipment therein and thereon and keep the same insured to the full reinstatement costs plus an inflationary factor (to be determined from time to time by the Lessor or its Surveyor) against loss or damage by fire, explosion, lightning, storm, tempest, impact, earthquake, aircraft, riot and civil commotion, property owners, public, employers and other liability of the Lessor arising out of or in relation to the demised premises, site clearance expenses, Architects', Engineers' and Surveyors' fees and Value Added Tax and any other duty exigible on any building contract as may be entered into relative to the reconstruction, reinstatement or repair of the demised premises or any part thereof resulting from the destruction, loss or damage thereof or thereto of from any of the perils aforesaid and the loss of rent from time to time payable or reasonably estimated to be payable under this Lease (taking into account any review of the rent which may become due under this Lease) following loss or damage to the demised premises by the insured risks for three years or such longer period as the Lessor may, from time to time, reasonably deem to be necessary having regard to the likely period required for the rebuilding and for obtaining Planning Permission and any other consents, certificates and approvals in connection with the reinstatement of the demised premises and such other perils, expenses and; losses as the Lessor in its sole discretion shall think fit (all such risks and perils being referred to as "the Insured Risks") PROVIDED that the Lessor shall immediately notify the Lessee of any inability on its part to effect sue insurance as aforesaid;

                      (a) the Lessor shall (but without being obliged) use its best endeavours to procure that the foregoing insurances shall be effected upon the terms that the Insurer shall waive any rights or remedies which it may have or may become entitled to against the Lessee or its permitted tenants or assigns whether by way of subrogation or otherwise and the Lessor shall I use its best endeavours to procure that every policy of insurance issue in respect of such insurances shall bear an endorsement binding upon such Insurer evidencing such waiver PROVIDED always that Lessor shall have no liability to the Lessee for any loss or damage suffered by it if the Lessor is unable to procure the waiver by Insurer of any such rights or remedies.,

              SUSPENSION OF RENT

              4.2 In the event of the demised premises or any part thereof being destroyed or damaged by any of the Insured Risks so as to render the demised premises unfit for occupation, use or access then and in such cases (unless the insurance of the demised premises shall have been forfeited or made ineffective by any act, neglect or default of the Lessee, its servants, agents, licensees or invitees or undertenants) the rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall from and after such destruction or damage be suspended until either the demised premises shall have been rebuilt or reinstated and made fit for occupation use and access or the expiration of three years (or such longer period as the Lessor may have insured against) from the date of destruction or damage whichever is the earlier; any dispute with reference to this provision shall be referred to arbitration by a single arbitrator under the Arbitration Acts, 1954-1998

              WAIVER OF SURRENDER

              4.3 In the case the demised premises or any part thereof shall be destroyed and become ruinous and become uninhabitable or incapable of beneficial occupatio?t1 or enjoyment by, for or from any of the Insured Risks the Lessee hereby absolutely waives and abandons its rights (if any) to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Act, Ireland, 1860 or otherwise

              REINSTATE

              4.4 If the demised premises or any part thereof shall at any time during the term destroyed or damaged by any of the Insured Risks as aforesaid, then the Lessor shall apply all monies received in respect of such insurance (other than in respect of loss of rent) with all reasonable speed in rebuilding, repairing and otherwise reinstating the demised premises to a factory premises of the same square footage and utility as the demised premises, unless the policy or policies' of insurance shall have been vitiated or rendered less than fully effective by any act, neglect, default or omission of the Lessee, its servants, agents, licensees invitees or undertenants and the Lessor shall make up any deficiency in the insurance monies received out of its own money PROVIDED HOWEVER the Lessor is prevented (for any reason other than its act or default) from compliance with the provisions of this clause and such prevention continues for three years and the Lease is not otherwise terminated the Lessor or Lessee may at any time after the expiry of that period by not less than three months written notice given to the other party determine this Lease, but without prejudice to any claim by either party against the other in respect of any antecedent breach of its terms and in such event the Lessor shall be relieved of its obligations hereunder and shall be solely entitled to the insurance monies,

              MAKE UP SHORTFALL IN INSURANCES

              4.5 In the event of the demised premises or any part thereof being destroyed or damaged by any of the risks in respect of which the Lessor pursuant to the terms hereof shall have effected insurance, money under any insurance against the same effected thereon by the Lessor being wholly or partly irrecoverable by reason solely or in part of any act or default of the Lessee, its servants, agents, licensees or invitees then and in every such case the Lessee will forthwith (in addition to the said rent) pay to the Lessor the whole (or as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the demised premises;

              QUIET ENJOYMENT

              4.6 That the Lessee paying the rents hereby reserved and performing and observing the several covenants and agreements herein contained and on the Lessee's pat to be observed and performed shall and may peaceably and quietly hold and enjoy the demised premises during the said term without any interruption or disturbance from or by the Lessor or any person or persons rightfully claiming under or in trust for the Lessor.

5.       IT IS HEREBY AGREED between the Lessor and the Lessee as follows: -

CHANGE OF USE

              5.1 If the Lessee shall apply to the Lessor for consent to change of user pursuant to the provisions of Clause 2.15 hereof the Lessor shall be entitled to withhold its consent if, in the sole opinion of the Superior Lessor Forfas and having regard to its statutory functions and the relevant provisions of the industrial! Development Act 1986, the resultant use of the demised premises would inconsistent with the Superior Lessor's objectives of the creation and maintenance of fulltime employment in the demised premises,

RENT IN ARREARS

              5.2 If the said rent or any sum payable hereunder or any part thereof shall unpaid for 28 days after any of the days hereinbefore appointed for payment whether same shall have been lawfully demanded or not; or

                      (a) If any of the covenants on the Lessee's part herein contained shall not be observed or performed; or

                      (b) If the Lessee being an individual or firm shall become bankrupt or compound or arrange with his or its Creditors or being a Company shall go into liquidation either compulsorily or voluntarily except for the purpose of a reconstruction or amalgamation previously approved in writing by the Lessor; or

                      (c) If the Lessee being a body corporate has a winding up petition presented against it or passes a winding up resolution (other than in connection with a Members Voluntary Winding Up for the purposes of amalgamation reconstruction which has a prior written approval of the Lessor) or resolve to present its own winding up petition or is wound-up (whether in Ireland or elsewhere) or an Examiner or Receiver or Manager is appointed in respect of the demised premises or if the Company enters into a Scheme of Arrangement with its creditors;

         then and in any of the said cases and at any time thereafter it shall be lawful for the Lessor or any persons authorised by the Lessor to enter upon the demised premises or any part thereof in the name of the whole and to repossess the same and to enjoy the same as if this Lease had not been granted but without, prejudice to any right of action or remedy by either party in respect of any antecedent breach of any of the covenants by the other herein contained.

LESSEE'S FUTURES AND FITTINGS

              5.3 If at such time as the Lessee has vacated the demised premises after the determination of the term hereby granted either by effluxion of time or otherwise any property of the Lessee shall remain in or on the demised premises and the Lessee shall fail to remove the same within seven days after being requested in writing by the Lessor so to do then and in such case the Lessor (without being obliged so to do and in any event without prejudice to such other rights as the Lessor may have in that behalf) may as agent of the Lessee (and the Lessor is hereby appointed by the Lessee to act as such agent and in its capacity as such agent to act as the Lessor in its absolute discretion may think fit) sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal, storage (including loss of or reduction in rent received by the Lessor on account of such property remaining by way of storage pending sale in the demised premises) and sale reasonably and properly incurred or suffered by it to the order of the Lessee PROVIDED THAT the Lessee shall indemnify the Lessor against any liability incurred by the Lessor to any third party whose property shall have been sold by the Lessor in the bona fide mistaken belief (which shall be presumed unless the contrary is proved) that such property belonged to the Lessee and was liable to be dealt with such pursuant to this Sub-Clause;

LESSOR/SUPERIOR LESSOR

              5.4 All reservations and exceptions herein in favour of the Lessor shall enure fin the benefit of the Superior Lessor of the Lessor and in relation to any coven9tj or obligation of the Lessor hereunder or any consent required to be sought from the Lessor the term "The Lessor" shall mean and include the Lessor and such Superior Lessor;

NOTICES

              5.5 Any notices requiring to be served hereunder shall be sufficiently served on the Lessee if left addressed to it at the principal office of the Lessee or forwarded to it by post or left at its fast known address in Ireland and shall be sufficiently served on the Lessor if delivered to it personally or forwarded to it by post or, left at its principal office in Ireland. A notice sent by post shall be deemed to have been given at the time when in due course of post it would be delivered at the address to which it is sent;

6.       ASSENT

         The Lessor hereby assents to the registration of this Lease as a Burden on Folio 61890F of the Register County Dublin and on the Folio to be opened in its name an to the use of the Land Certificates (if issued) for the purpose of such registration.

7.       EXCLUSION OF WARRANTY

         7.1 Nothing contained in this Lease implies or warrants that the demised premises may be used under the Planning Acts or the Building Control Act for the purpose herein authorised and the Lessee hereby acknowledges that the Lessor has not given or made at any time any representation or warranty that any such use is or will be or will remain a permitted user under those Acts;

         REPRESENTATIONS

         7.2 The Lessee acknowledges that this Lease has not been entered into in relying solely or partly on any statement or representation made by or on behalf of the Lessor except any such statement or representation that is expressly set out in this Lease.

         NON-WAIVER

         7.3 Each of the Lessee's covenants shall remain in full force both at law and in equity notwithstanding that the Lessor may have appeared to have waived or released temporarily any such covenant, or waived or released temporarily or permanently any such covenant;

         APPLICABLE LAW

         7.4 This Lease and all relationships created thereby shall in all respects be governed by and construed and interpreted in accordance with the laws of Ireland.

8.       BREAK OPTION

         The Lessee may terminate this Lease on the expiration of the twelfth year of the term thereof, that is, on the 30th day of November 2012 (hereinafter referred to as "the Termination Date") on the payment by the Lessee to the Lessor of the amount provided for at Sub-Clause 8.4 hereof subject strictly to the following terms and conditions:-

         8.1 In relation to the Termination Date, the Lessee shall serve on the Lessor a. Notice in writing (hereinafter called the Termination Date Notice") at least twelve months' prior to the expiry of the Termination Date (but in any event not prior to the expiry of the tenth year of the term hereby demised);

         8.2 In relation to the Termination Date Notice, time shall be of the essence;

         8.3 In relation to the Termination Date Notice, the Lessee shall send with same to the Lessor a bank draft payable to the Lessor in an amount equivalent to six months of the then current annual rent payable by the Lessee to the Lessor under this Lease at the date of the Termination Date Notice. Should the Lessee not comply with this condition the Termination Date Notice shall be invalid and of no effect;

         8.4 Notwithstanding the payment by the Lessee to the Lessor pursuant to Sub-Clause 8.3 hereof, the Lessee shall continue to be responsible for the rent and all outgoings payable on foot of this Lease in relation to the demised premises up to the Termination Date;

         8.5 The Lessee shall, on or prior to the Termination Date deliver to the Lessor the original of this Lease, together with all related title documentation (inc1uding a release or discharge of all mortgages, charges and other encumbrances, whether registered or not) and shall as beneficial owner deliver duly executed~1 and stamped a Transfer or Surrender of this Lease and if applicable, shah procure the cancellation of the registration of this Lease in the Land Registry;

         8.6 The Lessee shall be responsible for all Value Added Tax payable on Surrender of the Lease and the Lessor's legal costs and expenses in relation thereto;

         8.7 Any such termination of this Lease, on the Termination Date, shall be without prejudice to any antecedent breach by either the Lessor or the Lessee of any their respective covenants or conditions herein contained.

9.       CERTIFICATES

         9.1 IT IS HEREBY FURTHER CERTIFIED that the Lessee is a qualified person within the meaning of Section 45 of the Land Act, 1965, as amended by the Land Act, (Additional Category of Qualified Persons) Regulations, 1994, in that the property hereby demised is situate within the County of Fingal County Council as specified in the Local Government (Dublin) Act, 1993.

         9.2 IT IS HEREBY CERTIFIED that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration (other than rent) exceeds IR(pound)5,OOO.OO.

         9.3 IT IS HEREBY CERTIFIED FURTHER THAT Section 53 (Lease combined with Building Agreement for dwellinghouse/apartment) of the Stamp Duties Consolidation Act, 1999, does not apply to this instrument.

         9.4 IT IS HEREBY CERTIFIED that no part of the consideration for the Lease is attributable (or deemed to be attributable) to residential property.

                                    SCHEDULE

                             (THE DEMISED PREMISES)

ALL THAT AND THOSE the lands and premises situate at Snugborough, Blanchardstown in the County of Dublin being part of the lands comprised in Folio 61890F of the Register County Dublin as more particularly described on the Plan annexed hereto and thereon outlined with a red verge line.

IN WITNESS whereof the parties hereto have caused their respective Seals to be hereunto affixed the day and year first herein WRITTEN.

PRESENT when the Common
Seal of CANADA LIFE ASSURANCE (IRELAND) LIMITED was affixed hereto:

PRESENT when the Common
Seal of BEI ELECTRONICS IRELAND LIMITED was affixed hereto:

/S/ CARY T. FU
----------------


/S/LENORA GURTON
----------------

THIS INDENTURE MADE THE                  DAY OF                 2001


BETWEEN the within named CANADA LIFE ASSURANCE (IRELAND) LIMITED (hereinafter called "the Lessor" which expression shall include its successors and assigns) of the one part and BENCHMARK ELECTRONICS INC. of 3000, Technology Drive Angleton, Texas, 77515, United States of America of the other part.

WITNESSETH THAT:-

GUARANTEE:

1. In consideration of the within named Lessor having agreed at our request to accept the within named Lessee as Lessee upon the terms of the within written Indenture we guarantee the payment by the within named Lessee to the within named Lessor of tie rent (including any increases thereof) payable under the within Indenture and all other monies whatsoever payable by the within named Lessee to the within named Lessor under the within Indenture and the performance and observance by the within named Lessee of the covenants and conditions stipulations and agreements on its part contained in the within Indenture upon the following terms:

          1.1 If the within named Lessee shall make any default in payment of the re4r payable under the within Indenture (including any increases thereof) or of any part thereof or any other monies whatsoever payable by the within nam4k Lessee under the within Indenture for the space of one month we shall upon a written request by the within named Lessor pay forthwith such sum or sums;

          1.2 If the within named Lessee shall make any default in the observance or performance of any of the covenants conditions agreements or stipulations o~ its part contained in the within Indenture we will pay to the within named. Lessor all losses damages expenses charges and costs which the within named Lessor shall be entitled to recover by reason of such default to the extent which the within named Lessor shall be unable to recover them from the within named Lessee together with all costs, expenses and charges incurred by the Lessor in any way in connection with this Guarantee or the enforcement or discharge of our obligations hereunder including such costs, expenses and any charges incurred by the Lessor in the enforcement of any Judgement either in this or any other jurisdiction.

          1.3 This Guarantee shall continue for as long as the term created by the within Indenture is vested in the within named Lessee and shall extend to the acts and defaults of the within named Lessee during the said term and during the said term shall not be revocable or discharged by the liquidation of us or by the liquidation of the within named Lessee

                   PROVIDED ALWAYS and it is hereby agreed and declared that any neglect, or forbearance on the part of the within named Lessor in endeavouring to obtain payment of the said rent and any increases thereof or other monies when the same shall become due and payable by the within named Lessee to the within named Lessor under the within Indenture or to enforce the performance and observance of the said covenants and conditions stipulations agreements to be observed and performed by the within named Lessee in respect thereof or any licence consent or permission which may be granted by the within named Lessor to the within named Lessee or any compromise or arrangement made by the within named Lessor with the within named Lessee shall not release or exonerate or in any way affect the liability of us to the within named Lessor or prejudice the rights or remedies of the within named Lessor under this Guarantee.

         1.4 If the within named Lessee being a Company shall go into liquidation whether voluntary or compulsory (except for the purpose of amalgamation or reconstruction) or being an individual shall become bankrupt and the Liquidator or Official Assignee or Trustee in Bankruptcy shall disclaim the within Indenture and the within named Lessor shall serve notice in writing on us pursuant to this Clause within three months from the date of such disclaimer shall at our expense forthwith accept from the within named Lessor a Lease (hereinafter called "the New Lease") of the demised premises and execute a Counterpart thereof for a term commencing on the date of such disclaimer and continuing during the residue of the term created by the within Indenture such new Lease to contain the like Lessee's and Lessor's covenants respectively and the like provisos and conditions in all respects (including the proviso for re-entry) as are contained in the within Indenture but such new Lease shall be1 without prejudice to all liability of us under this Guarantee up to the date of, such disclaimer.

2.       APPLICABLE LAW

                  This Guarantee and all relationships created thereby shall in all respects be governed by and construed and interpreted in accordance with the laws of Ireland.

3.       JURISDICTION

                  The Courts of Ireland shall have jurisdiction over any action to enforce the Lessors rights under this Guarantee and in respect of all disputes arising under this Guarantee and for that purpose Benchmark Electronics Inc. hereby submits to the jurisdiction of the Courts of Ireland and agrees that all summonses, notices or processes required to be served upon it for the purposes of such action or any other legal proceedings shall be deemed to be properly served if addressed and delivered to them care of Arthur Cox, Solicitors, Arthur Cox Building, Earisfort Terrace, Dublin 2 who Benchmark Electronics Inc. irrevocably appoint as agents for acceptance of service of all such documents.

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



4.       WAIVER

                  We hereby waive any right to require the Lessor to proceed against the Lessee or to pursue any other remedy whatsoever which may be available to the Lessor before proceeding against us.

 5.     NOTICES

                  Any demand or notice required to be made, given to or served on us under this Guarantee is duly and validly made, given or served if addressed to us and delivered personally or sent by prepaid Registered or Recorded Delivery post or sent by telegraphic facsimile transmission addressed to our registered office or to our last known address or place of business in Ireland or to Arthur Cox, Solicitors of Arthur Cox Building, Earisfort Terrace, Dublin 2. whom we irrevocably appoint as our agent for acceptance of service of any such Demand or Notice.

PRESENT when the Common
Seal of BENCHMARK
ELECTRONICS INC.
was affixed hereto:



/S/ CARY FU
---------------------


/S/ DONALD NIGBOR
----------------------



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




                                   LEASE MAP

[GRAPHIC OMITTED]

DATED THE         DAY OF   2001
-------------------------------

CANADA LIFE ASSURANCE
(IRELAND) LIMITED





One Part

BEI ELECTRONICS IRELAND
LIMITED

Other Part







LEASE
RE: INDUSTRIAL PREMISES AT SNUGSBOROUGH
BLANCHARDSTOWN BUSINESS PARK, DUBLIN 15

Arthur Cox,
Earlsfort Centre
Earlsfort Terrace,
Dublin 2

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